UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2021 (July 26, 2021)

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens	Florida	33418
(Address of principal executive offices, including zip code)

(561)	365-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange

Item 1.01 - Entry into a Material Definitive Agreement.

On July 26, 2021, Carrier Global Corporation (“Carrier”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with APi Group Corporation (“Purchaser”).

Pursuant to the Purchase Agreement, on the terms and subject to the conditions therein, Carrier has agreed to sell, and Purchaser has agreed to acquire, Carrier’s Chubb fire and security business, including its pension and post-retirement plans and all pre-closing liabilities of the business (the “Business”), through the acquisition of Chubb Limited, a UK limited company (the “Company”) for a purchase price of U.S. $3,100,000,000 (the “Purchase Price”). As described in greater detail in the Purchase Agreement, the Purchase Price will be: (i) increased or decreased to the extent the amount of the Working Capital (as defined in the Purchase Agreement) of the Business as of the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) is higher or lower than the target working capital amount specified in the Purchase Agreement; and (ii) decreased by the amount of the Net Indebtedness (as defined in the Purchase Agreement) as of the Closing.

Pursuant to the Purchase Agreement, Carrier has not agreed to divest any part of the Business in France, but Purchaser has granted a put option to Carrier (the “Put Option”) with respect to such business, which may be exercised by Carrier subject to, and only following completion of, required works council consultations in France.

The Closing is subject to certain customary closing conditions, including (1) the receipt of certain regulatory approvals pursuant to any Competition and Foreign Investment Laws (as defined in the Purchase Agreement), (2) the absence of any injunction or other judgment that prevents, restrains or prohibits the Closing and (3) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Purchase Agreement. In addition, the Purchase Agreement provides that the exercise by Carrier of the Put Option shall be a condition to the obligations of Carrier to cause the Closing to occur. Under the Purchase Agreement, the Closing will occur (1) on the first Business Day (as defined in the Purchase Agreement) of the month following the month during which all closing conditions have been satisfied or waived, or (2) such other date as Carrier and Purchaser may agree. The Purchase Agreement provides that, in certain circumstances, Carrier or Purchaser may elect to defer the Closing to the first Business Day of the second month following the month during which all closing conditions have been satisfied or waived. The Closing is not subject to a financing condition or to the approval of Carrier’s stockholders. The Closing is expected to occur late in the fourth quarter of 2021 or early in the first quarter of 2022.

The Purchase Agreement contains termination rights for each of Carrier and Purchaser, including the right to terminate if the transactions contemplated by the Purchase Agreement have not been completed by July 26, 2022, which date may be extended by either party, in increments of 30 days, to October 26, 2022 (the “Outside Date”) in certain circumstances where certain regulatory approvals remain the only conditions to Closing that have not been satisfied, unless the party seeking to terminate has breached, any material covenant or obligation under the Purchase Agreement and such breach is the cause of the failure of the Closing to occur.

In the Purchase Agreement, Carrier and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the sale. From the date of the Purchase Agreement until the Closing, Carrier is required to use commercially reasonable efforts to conduct the Business in all material respects in the ordinary course of business and to comply with certain covenants regarding the operation of the Business. For three years following the termination of the initial service period (not to exceed twelve months) under the transition services agreement (which will be entered into by the parties at Closing), neither Carrier nor any of its subsidiaries will directly or indirectly engage in certain activities competitive with the Business, as detailed in the Purchase Agreement.

Subject to certain limitations, Carrier and Purchaser have agreed to indemnify each other for losses arising from certain breaches of the Purchase Agreement and certain other liabilities.

The foregoing description of the Purchase Agreement, and the transactions contemplated thereby, including the sale of the Business, is included to provide investors with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the sale of the Business. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about Carrier, Purchaser or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Carrier, the Business, or Purchaser. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Closing if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws to investors or security holders. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information and the information in the Purchase Agreement should be considered in conjunction with the entirety of the factual disclosure about Carrier in its public reports filed with the Securities and Exchange Commission. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Carrier’s public disclosures.

Cautionary Statement

This Current Report on Form 8-K contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “scenario” and other words of similar meaning. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For any forward-looking statements, Carrier claims the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. For a non-exhaustive list of factors that may cause actual results to vary materially from those stated in forward-looking statements, see Carrier’s reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Carrier assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

(d) Exhibits.

Exhibit Number	Exhibit Description
2.1 *	Stock Purchase Agreement dated as of July 26, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(v) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION
(Registrant)

Date: July 30, 2021	By:	/S/ Mark G. Thompson
Mark G. Thompson
Vice President, Secretary & Deputy Legal Officer